MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	08/25/04

		Original	Beginning				Allocated	Ending
		Certificate	Certificate	Principal	Interest	Total	Realized	Certificate
Class	Cusip	Face Value	Balance(1)	Distribution	Distribution(2)	Distribution	Losses	Balance
A-1	57643LDD5	$212,636,000.00	$212,636,000.00	$7,699,610.48	$282,274.29	$7,981,884.77	$0.00	$204,936,389.52
A-2	57643LDE3	$111,042,000.00	$111,042,000.00	$4,395,520.09	$147,408.26	$4,542,928.35	$0.00	$106,646,479.91
A-3	57643LDF0	$89,868,000.00	$89,868,000.00	$1,034,977.65	$113,233.68	$1,148,211.33	$0.00	$88,833,022.35
A-4	57643LDG8	$57,284,000.00	$57,284,000.00	$5,916,266.31	$82,059.33	$5,998,325.64	$0.00	$51,367,733.69
M-1	57643LDJ2	$38,375,000.00	$38,375,000.00	$0.00	$59,577.19	$59,577.19	$0.00	$38,375,000.00
M-2	57643LDK9	$33,947,000.00	$33,947,000.00	$0.00	$69,251.88	$69,251.88	$0.00	$33,947,000.00
M-3	57643LDL7	$10,332,000.00	$10,332,000.00	$0.00	$23,401.98	$23,401.98	$0.00	$10,332,000.00
M-4	57643LDM5	$7,380,000.00	$7,380,000.00	$0.00	$20,036.70	$20,036.70	$0.00	$7,380,000.00
M-5	57643LDN3	$8,856,000.00	$8,856,000.00	$0.00	$25,704.54	$25,704.54	$0.00	$8,856,000.00
M-6	57643LDP8	$8,856,000.00	$8,856,000.00	$0.00	$34,671.24	$34,671.24	$0.00	$8,856,000.00
M-7	57643LDQ6	$5,904,000.00	$5,904,000.00	$0.00	$23,114.16	$23,114.16	$0.00	$5,904,000.00
CE	NA	$5,901,941.64	$5,901,941.64	$0.00	$2,384,198.97	$2,384,198.97	$0.00	$5,901,941.64
P	NA	$100.00	$100.00	$0.00	$311,137.05	$311,137.05	$0.00	$100.00
R	NA	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total		$590,382,041.64	$590,382,041.64	$19,046,374.53	$3,576,069.27	$22,622,443.80	$0.00	$571,335,667.11

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

					Ending	Original	Current	Next
	Principal	Interest	Total	Realized	Certificate	Pass-Through	Pass-Through	Pass-Through
Class	Distribution	Distribution	Distribution	Losses	Balance	Interest Rate	Interest Rate	Interest Rate*
A-1	36.21028650	1.32750000	37.53778650	0.00000000	963.78971350	1.77000%	1.77000%	1.91500%
A-2	39.58430225	1.32750005	40.91180229	0.00000000	960.41569775	1.77000%	1.77000%	1.91500%
A-3	11.51664274	1.26000000	12.77664274	0.00000000	988.48335726	1.68000%	1.68000%	1.82500%
A-4	103.27955991	1.43250000	104.71205991	0.00000000	896.72044009	1.91000%	1.91000%	2.05500%
M-1	0.00000000	1.55250007	1.55250007	0.00000000	1000.00000000	2.07000%	2.07000%	2.21500%
M-2	0.00000000	2.04000000	2.04000000	0.00000000	1000.00000000	2.72000%	2.72000%	2.86500%
M-3	0.00000000	2.26500000	2.26500000	0.00000000	1000.00000000	3.02000%	3.02000%	3.16500%
M-4	0.00000000	2.71500000	2.71500000	0.00000000	1000.00000000	3.62000%	3.62000%	3.76500%
M-5	0.00000000	2.90250000	2.90250000	0.00000000	1000.00000000	3.87000%	3.87000%	4.01500%
M-6	0.00000000	3.91500000	3.91500000	0.00000000	1000.00000000	5.22000%	5.22000%	5.36500%
M-7	0.00000000	3.91500000	3.91500000	0.00000000	1000.00000000	5.22000%	5.22000%	5.36500%
CE	0.00000000	403.96857770	403.96857770	0.00000000	1000.00000000	4.84608%	4.84608%
P	0.00000000	3111370.5000	3111370.5000	0.00000000	1000.00000000

* Estimated

(1) The Class P Certificates do not accrue interest. Amounts appearing as Interest Distributions represent payments of Prepayment Charges.

Please contact the Bondholder relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.

U.S. BANK NATIONAL ASSOCIATION

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	08/25/04

Section 4.02 (ii),(xv)
INTEREST			Reduction from the Allocation of:
	Interest	Unpaid		Prepayment	Relief Act
	Distribution	Interest	Realized	Interest	Interest
Class	Amount	Amount	Losses	Shortfalls	Shortfalls
A-1	$282,274.29	$0.00	$0.00	$0.00	$0.00
A-2	$147,408.26	$0.00	$0.00	$0.00	$0.00
A-3	113,233.68	$0.00	$0.00	$0.00	$0.00
A-4	82,059.33	$0.00	$0.00	$0.00	$0.00
M-1	$59,577.19	$0.00	$0.00	$0.00	$0.00
M-2	$69,251.88	$0.00	$0.00	$0.00	$0.00
M-3	$23,401.98	$0.00	$0.00	$0.00	$0.00
M-4	$20,036.70	$0.00	$0.00	$0.00	$0.00
M-5	$25,704.54	$0.00	$0.00	$0.00	$0.00
M-6	$34,671.24	$0.00	$0.00	$0.00	$0.00
M-7	$23,114.16	$0.00	$0.00	$0.00	$0.00
CE	$2,384,198.97	$0.00	$0.00	$0.00	$0.00
P	$311,137.05	NA	$0.00	$0.00	$0.00
TOTAL	$3,576,069.27	$0.00	$0.00	$0.00	$0.00

Section 4.02 (xvi), (xvii)
PPIS & RAIS	Prepayment Interest Shortfalls not covered by the servicer pursuant to Section 3.24	$0.00
	Relief Act Interest Shortfalls	$0.00

Section 4.02 (xviii)
Overcollateralization Amount	$5,901,941.64
Overcollateralization Release Amount	$0.00
Overcollateralization Deficiency	$0.00
Overcollateralization Target Amount	$5,901,941.64
Monthly Excess Cashflow	$2,384,198.97

Credit Enhancement Percentage	20.250%

Section 4.02 (v),(vi)
POOL	Stated Principal Balance of Mortgage Loans	$571,335,667.11
	Number of Mortgage Loans	3,384

Section 4.02 (vi)
WAC & WAM	Weighted Average Remaining Term to Maturity	336
	Weighted Average Mortgage Interest Rate	7.1587%

Section 4.02 (iv)
P&I ADVANCES	Aggregate Advances for the Collection Period	$302,609.90

				Stated Principal	Stated Principal
Section 4.02 (vii)		Number	Number as %	Balance	Balance as %
DELINQUENCIES	30-59 days delinquent	55	1.62530%	$8,728,018.94	1.52765%
	60-89 days delinquent	22	0.65012%	$3,566,907.04	0.62431%
	90 or more days delinquent	1	0.02955%	$296,120.71	0.05183%
	Foreclosures	0	0.00000%	$0.00	0.00000%
	Bankruptcies	0	0.00000%	$0.00	0.00000%

Section 4.02 (v),(viii)
REO	Number of REO Loans	0
	Number of REO Loans as %	0.00000%
	Stated Principal Balance of REO Properties	$0.00
	Stated Principal Balance of REO Properties as %	0.00000%
	Total Book Value of REO Properties:	$0.00

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	08/25/04

Section 4.02 (xxi)
Stepdown Date Occurrence	NO
Trigger Event Occurrence	NO
Realized Loss as a Percentage of the Original Pool Balance	0.00000%

Section 4.02 (iii),(xii)
FEES	Trustee Fee	$10,577.69
	Servicing Fee	$245,973.14
	Extraordinary Trust Fund Expenses	$0.00

Section 4.02 (x), (xxii)
AVAILABLE FUNDS	Principal:
	Scheduled Principal	$486,775.50
	Principal Prepayments (includes curtailments)	$18,559,599.03
	Liquidation Proceeds	$0.00
	Total Principal	$19,046,374.53

Net Interest (net of servicing & trustee fee)	$3,264,932.22

Available Funds (total principal plus net interest)	$22,311,306.75

Section 4.02 (i)
PREPAYMENT	Prepayment Penalties	$0.00
PENALTIES	Servicer Prepayment Charge Payment Amounts	$0.00

Section 4.02 (xi)
LOSSES &	Current Loss	$0.00
RECOVERIES	Aggregate Realized Losses since Closing	$0.00

Subsequent Recoveries	$0.00
Aggregate Subsequent Recoveries since Closing	$0.00

Section 4.02 (xxi)
Aggregate Loss Severity Percentage	0.00000%

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	08/25/04

Section 4.02 (xxiii)
Net WAC Rate Carryover Amount	Net WAC Rate	Amounts
Class	Carryover Amount	Unpaid
A-1	$0.00	$0.00
A-2	$0.00	$0.00
A-3	$0.00	$0.00
A-4	$0.00	$0.00
M-1	$0.00	$0.00
M-2	$0.00	$0.00
M-3	$0.00	$0.00
M-4	$0.00	$0.00
M-5	$0.00	$0.00
M-6	$0.00	$0.00
M-7	$0.00	$0.00

Section 4.02 (xxiv)
Payments made under Cap Contracts
A-1 Cap Contract	0.00
A-2 Cap Contract	0.00
Group III Cap Contract	0.00
Mezzanine Contract	0.00

Section 4.02 (xiv)
Ending Balance Factors	Class	Factor
	A-1	0.963790
	A-2	0.960416
	A-3	0.988483
	A-4	0.896720
	M-1	1.000000
	M-2	1.000000
	M-3	1.000000
	M-4	1.000000
	M-5	1.000000
	M-6	1.000000
	M-7	1.000000
	CE	1.000000